1 Fourth Quarter 2014 Conference Call March 26, 2015

2 Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “objectives,” “strategies,” “goals,” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

3 Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to:  market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located;  our ability to renew expiring leases and lease vacant spaces at favorable rates or at all;  the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business;  the availability of cash flow from operating activities to fund distributions and capital expenditures;  our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs;  our ability to strategically acquire or dispose of assets on favorable terms, or at all;  our level of debt and the terms and limitations imposed on us by our debt agreements;  our ability to retain our executive officers and other key personnel;  conflicts of interest and competing demands faced by certain of our directors;  unfavorable changes in laws or regulations impacting our business or our assets; and  factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our 2014 Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission. Forward-Looking Statements

4 2014 Key Areas of Focus  Lease the portfolio and increase occupancy  Sharpen our geographic focus  Mitigate interest rate and refinancing risk  Redeploy capital

5  Increased occupancy from a low of 85.2% at March 31, 2014 to 88.0%, exceeding our target of 87.8%  Sold City Hall Plaza, exiting Manchester, New Hampshire, and 222 South Riverside Plaza, one of two remaining properties in Chicago, Illinois  Addressed approximately $300 million of the $1.2 billion of 2015 and 2016 debt maturities  Completed a new $475 million credit facility, effectively fixing the rate on the $250 million term component at 3.7% for a 5-year term and increasing annual cash flow by approximately $3.7 million  Reduced leverage (net debt/estimated real estate value) from 53.7% at December 31, 2013 to 49.3% at December 31, 2014, and reduced weighted average cost of debt from 5.63% to 5.33% over the same period  Redeployed capital through the acquisition of 5950 Sherry Lane, located in the Preston Center submarket of Dallas, Texas 2014 Highlights

6 Core markets Non-core markets Portfolio Markets Operating properties 31 Square feet 10.8 million Markets 15 Note: Excludes properties expected to be sold in early 2015, and includes our pro rata ownership share of unconsolidated properties

7 Portfolio Markets 39.9% 60.1% 71.7% 28.3% Core Markets Non-core Markets As of 12/31/14(1) Pro forma 3/31/15(1)(2) (1) Measured by annualized fourth quarter 2014 net operating income generated by office properties owned at December 31, 2014 (2) Pro forma for completion of properties expected to be sold in early 2015 (Includes our pro rata ownership share of unconsolidated properties)

8 Leasing Success 2014 Leasing Results  Increased occupancy to 88.0% at year end from a low of 85.2% at March 31, 2014  927,000 square feet of new leases  1,298,000 square feet of renewal leases  264,000 square feet of expansion leases  October 2013, tenant occupying entire building gave notice to downsize  Determined that single user was best use for building  December 2013, leased 57% of building to Bristol Myers with option to expand  August 2014, Bristol Myers leased balance of building  Evaluating development options on adjacent owned land 5104 Eisenhower Tampa, FL  August 2012, a 200,000 SF tenant vacated, reducing occupancy from 97% to 65%  Subsequently completed 166,000 SF of leasing, increasing occupancy to 92%  Rental rates during re-leasing increased 30%, from $20/SF NNN to $26/SF NNN The Terrace Austin, TX  August 2012, a 199,000 SF tenant vacated, reducing occupancy from 97% to 63%  Subsequently invested $900,000 in various property upgrades  Successfully increased occupancy to 93% Loop Central Houston, TX

9 $414 $826 $140 $4 $0 $142 $0 $557 $139 $3 $250 $140 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2015 2016 2017 2018 2019 Thereafter Progress on Debt Maturities 1/1/14 versus Pro Forma ( In Million s) Note: Reflects our share of consolidated and unconsolidated property debt Outstanding debt maturities as of January 1, 2014 Pro forma debt maturities upon the completion of pending sale transactions and planned loan repayments

10 Fourth Quarter 2014 Highlights  Sold 222 South Riverside Plaza in Chicago, IL (1.2 million SF)  Consideration received included $247.0 million and the conveyance of 5950 Sherry Lane, Dallas, TX (valued at $62.6 million)  Diluted MFFO for the quarter was $0.04 per common share  Same store cash NOI was $33.4 million, an increase of $1.0 million, or 3.2%, as compared to fourth quarter 2013  Increased occupancy by 106 basis points to 88.0% and leased 634,000 SF

11 Fourth Quarter 2014 Highlights (continued)  Entered into a new senior secured credit facility that could provide borrowings of up to $475.0 million:  $250.0 million term loan matures December 18, 2019, and a $225.0 million revolving line of credit matures December 18, 2018, with a one-year extension option  Entered into two interest rate swap agreements for total combined notional amount of $250.0 million to effectively fix 30-day LIBOR at approximately 1.69%  Paid off $90.9 million in debt on United Plaza (Philadelphia, PA) and 250 West Pratt (Baltimore, MD)

12 2015 Key Areas of Focus  Dispose of remaining properties outside target markets  Continue to recycle capital into target markets  Further strengthen the balance sheet and position the Company for an investment grade rating  Continue to increase portfolio occupancy  Internalize property management and administrative services  Reinstate stockholder distribution Our accomplishments during 2014 and prior years have enabled us to pursue a listing of the company’s common stock on a national securities exchange during 2015. As we complete the transformation of the Company into a premier office REIT, we have identified six key areas of focus for 2015:

13 Playback Information  An audio link for a playback of today’s call will be on our website at www.tierreit.com/ir  Today’s presentation has been filed with the SEC on Form 8-K and is available on our website at www.tierreit.com/ir under the heading SEC Filings  Save the date! TIER REIT’s first quarter conference call will be held on Thursday, May 14, 2015. Please check our website for details, and sign up at www.tierreit.com/ir for conference call information and other timely communications

14 Questions 1325 G Street Washington, D.C. The Terrace Austin, TX Burnett Plaza Fort Worth, TX Three Eldridge Place Houston, TX FOUR40 Chicago, IL Colorado Building Washington, D.C. BriarLake Plaza Houston, TX Bank of America Plaza Charlotte, NC

15 Playback Information  An audio link for a playback of today’s call will be on our website at www.tierreit.com/ir  Today’s presentation has been filed with the SEC on Form 8-K and is available on our website at www.tierreit.com/ir under the heading SEC Filings  Save the date! TIER REIT’s first quarter conference call will be held on Thursday, May 14, 2015. Please check our website for details, and sign up at www.tierreit.com/ir for conference call information and other timely communications